TERMINATION AGREEMENT

     TERMINATION AGREEMENT, dated as of March 14, 2001 (the "Termination Agreement"), by and among eAcceleration Corp., a Delaware Corporation (the "Company"), Clint Ballard and Diana T. Ballard.

     WHEREAS, the Company, Clint Ballard and Diana T. Ballard entered into a Promotional Shares Lock-in Agreement, dated as of February 15, 2000 (the "Lock-in Agreement").

     WHEREAS, the Company, Clint Ballard and Diana T. Ballard desire to terminate the Lock-in Agreement, pursuant to the terms and conditions set forth herein, as of the date hereof.

     NOW, THEREFORE in consideration of the premises and of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

     1. Termination. Effective as of the date hereof and without further action by the parties hereto, the Lock-in Agreement and every provision thereof is hereby terminated and shall have no further force and effect and no further liability or obligation on the part of, or any further right in favor of, the Company, Clint Ballard or Diana T. Ballard.

     2. Counterparts. This Termination Agreement may be executed in counterparts, which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Termination Agreement by signing either such counterpart.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Termination Agreement as of the date first above written.


                                      eACCELERATION CORP.



                                      By:    /s/ Clint Ballard
                                          ------------------------------------
                                          Clint Ballard
                                          President

                                             /s/ Clint Ballard
                                          ------------------------------------
                                          Clint Ballard

                                            /s/ Diana T. Ballard
                                          ------------------------------------
                                          Diana T. Ballard